Fees Summary	Dec. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 300,000,020.00
Previously Paid Amount	0.00
Total Fee Amount	41,430.00
Total Offset Amount	0.00
Net Fee	$ 41,430.00
Final Prospectus	false